Lines of Credit and Debt	12 Months Ended
Dec. 31, 2014
Debt Instruments [Abstract]
Lines of Credit and Debt
Lines of Credit and Debt
Our credit facilities available at December 31, 2014 total €436.6 million (approximately $530.1 million). This includes a €400.0 million syndicated multi-currency revolving credit facility expiring December 2019 of which no amounts were utilized at December 31, 2014, and four other lines of credit amounting to €36.6 million with no expiration date, none of which were utilized as of December 31, 2014. The €400.0 million facility can be utilized in euro, U.K. pound or U.S. dollar and bears interest of 0.4% to 1.2% above three months EURIBOR, or LIBOR in relation to any loan not in euro, and is offered with interest periods of one, two, three, six or twelve months. The commitment fee is calculated based on 35% of the applicable margin. In 2014 and 2013, $1.8 million and $1.3 million of commitment fees were paid, respectively. The revolving facility agreement contains certain financial and non-financial covenants, including but not limited to, restrictions on the encumbrance of assets and the maintenance of certain financial ratios. We were in compliance with these covenants at December 31, 2014. The credit facilities are for general corporate purposes.
At December 31, 2014, total long-term debt was approximately $1,172.1 million, $131.1 million of which is current. We believe that funds from operations, existing cash and cash equivalents, short-term investments and availability of financing facilities as needed, will be sufficient to fund our debt repayments coming due in 2015.
Total long-term debt consists of the following:

(in thousands)	December 31, 2014	December 31, 2013
Notes payable to QIAGEN Euro Finance bearing interest at an effective rate of 3.7% repaid in March 2014	$—	$300,000
Notes payable to QIAGEN Finance bearing interest at an effective rate of 1.8% due in February 2024	130,451	145,000
3.19% Series A Senior Notes due October 16, 2019	73,645	73,000
3.75% Series B Senior Notes due October 16, 2022	302,648	300,000
3.90% Series C Senior Notes due October 16, 2024	27,000	27,000
0.375% Senior Unsecured Cash Convertible Notes due 2019	386,332	—
0.875% Senior Unsecured Cash Convertible Notes due 2021	251,335	—
Other notes payable bearing interest up to 6.28% and due through September 2015	668	483
Total long-term debt	1,172,079	845,483
Less current portion	131,119	207
Long-term portion	$1,040,960	$845,276

Interest expense on long-term debt was $36.4 million, $28.4 million and $17.4 million for the years ended December 31, 2014, 2013 and 2012, respectively.
Future principal maturities of long-term debt as of December 31, 2014 are as follows:

Year ending December 31,	(in thousands)
2015	$131,119
2016	—
2017	—
2018	—
2019	459,977
thereafter	580,983
$1,172,079

Cash Convertible Notes due 2019 and 2021
On March 19, 2014, we issued $730.0 million aggregate principal amount of Cash Convertible Senior Notes of which $430.0 million is due in 2019 (2019 Notes) and $300.0 million is due in 2021 (2021 Notes). We refer to the 2019 Notes and 2021 Notes, collectively as the “Cash Convertible Notes”. The aggregate net proceeds of the Cash Convertible Notes was $680.7 million, after payment of the net cost of the Call Spread Overlay described below and transaction costs, excluding approximately $0.1 million of accrued debt issuance costs at December 31, 2014. Additionally, we used $372.5 million of the net proceeds to repay the 2006 Notes and related subscription right described below.
Interest on the Cash Convertible Notes is payable semiannually in arrears on March 19 and September 19 of each year, at rates of 0.375% and 0.875% per annum for the 2019 Notes and 2021 Notes, respectively, commencing September 19, 2014. The 2019 Notes will mature on March 19, 2019 and the 2021 Notes will mature on March 19, 2021, unless repurchased or converted in accordance with their terms prior to such date.
The Cash Convertible Notes are convertible into cash in whole, but not in part, at the option of noteholders in the following circumstances: (a) from April 29, 2014 through September 18, 2018 for the 2019 Notes, and September 18, 2020 for the 2021 Notes (Contingent Conversion Period), under any of the Contingent Conversion Conditions and (b) at any time following the Contingent Conversion Period through the fifth business day immediately preceding the applicable maturity Date. Upon conversion, noteholders will receive an amount in cash equal to the Cash Settlement Amount, calculated as described below. The Cash Convertible Notes are not convertible into shares of our common stock or any other securities.
Noteholders may convert their Cash Convertible Notes into cash at their option at any time during the Contingent Conversion Period only under the following circumstances (Contingent Conversion Conditions):

•
during any calendar quarter commencing after the calendar quarter ending on March 31, 2014 (and only during such calendar quarter), if the last reported sale price of our common stock for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day;

•	if we undergo certain fundamental changes as defined in the agreement;

•
during the five business day period immediately after any ten consecutive trading day period in which the quoted price for the 2019 Notes or the 2021 Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of our common stock and the conversion rate on each such trading day;

•
if we elect to distribute assets or property to all or substantially all of the holders of our common stock and those assets or other property have a value of more than 25% of the average daily volume-weighted average trading price of our common stock for the prior 20 consecutive trading days;

•	if we elect to redeem the Cash Convertible Notes; or

•	if we experience certain customary events of default, including defaults under certain other indebtedness.
The initial conversion rate is 7,056.7273 shares of our common stock per $200,000 principal amount of Cash Convertible Notes (reflecting an initial conversion price of approximately $28.34 per share of common stock). Upon conversion, holders are entitled to a cash payment (Cash Settlement Amount) equal to the average of the conversion rate multiplied by the daily volume-weighted average trading price for our common stock over a 50-day period. The conversion rate is subject to adjustment in certain instances but will not be adjusted for any accrued and unpaid interest. In addition, following the occurrence of certain corporate events that may occur prior to the applicable maturity date, we may be required to pay a cash make-whole premium by increasing the conversion rate for any holder who elects to convert Cash Convertible Notes in connection with the occurrence of such a corporate event.
We may redeem the 2019 Notes or 2021 Notes in their entirety at a price equal to 100% of the principal amount of the applicable Cash Convertible Notes plus accrued interest at any time when 20% or less of the aggregate principal amount of the applicable Cash Convertible Notes originally issued remain outstanding.
The Cash Convertible Notes are senior unsecured obligations, and rank senior in right of payment to any of our indebtedness that is expressly subordinated in right of payment to the Cash Convertible Notes; equal in right of payment to any of our unsecured indebtedness that is unsubordinated; junior in right of payment to any of our secured indebtedness to the extent of the value of the assets securing such indebtedness; and junior to all indebtedness and other liabilities (including trade payables) of our subsidiaries.
Because the Cash Convertible Notes contain an embedded cash conversion option, we have determined that the embedded cash conversion option is a derivative financial instrument, which is required to be separated from the Cash Convertible Notes and accounted for separately as a derivative liability, with changes in fair value reported in our consolidated statements of operations until the cash conversion option transaction settles or expires. The initial fair value liability of the embedded cash conversion option was $105.2 million, which simultaneously reduced the carrying value of the Cash Convertible Notes (effectively an original issuance discount). For further discussion of the derivative financial instruments relating to the Cash Convertible Notes, refer to Note 13.
As noted above, the reduced carrying value on the Cash Convertible Notes resulted in a debt discount that is amortized to the principal amount through the recognition of non-cash interest expense over the expected life of the debt, which is five and seven years for the 2019 Notes and 2021 Notes, respectively. This resulted in our recognition of interest expense on the Cash Convertible Notes at an effective rate approximating what we would have incurred had nonconvertible debt with otherwise similar terms been issued. The effective interest rate of the 2019 and 2021 Notes is 2.937% and 3.809%, respectively, which is imputed based on the amortization of the fair value of the embedded cash conversion option over the remaining term of the Cash Convertible Notes. As of December 31, 2014, we expect the 2019 Notes to be outstanding until their 2019 maturity date and the 2021 Notes to be outstanding until their 2021 maturity date, for remaining amortization periods of approximately five and seven years, respectively. Based on an estimation using available over-the-counter market information on the Cash Convertible Notes, the fair value of the 2019 and 2021 Notes at December 31, 2014 was $452.0 million and $318.1 million, respectively.
In connection with the issuance of the Cash Convertible Notes, we incurred approximately $13.1 million in transaction costs. Such costs have been allocated to the Cash Convertible Notes and deferred as a long-term asset and are being amortized over the terms of the Cash Convertible Notes.
Interest expense related to the Cash Convertible Notes was comprised of the following:

Year-Ended
December 31,
(in thousands)	2014
Coupon interest	$3,307
Amortization of original issuance discount	12,836
Amortization of debt issuance costs	1,693
Total interest expense related to the Cash Convertible Notes	$17,836

Cash Convertible Notes Call Spread Overlay
Concurrent with the issuance of the Cash Convertible Notes, we entered into privately negotiated hedge transactions (Call Options) with, and issued warrants to purchase shares of our common stock (Warrants) to, certain financial institutions. We refer to the Call Options and Warrants collectively as the “Call Spread Overlay”. The Call Options are intended to offset any cash payments payable by us in excess of the principal amount due upon any conversion of the Cash Convertible Notes. We used $105.2 million of the proceeds from the issuance of the Cash Convertible Notes to pay for the Call Options, and simultaneously received $69.4 million from the sale of the Warrants, for a net cash outlay of $35.8 million for the Call Spread Overlay. The Call Options are derivative financial instruments and are discussed further in Note 13. The Warrants are equity instruments and are further discussed in Note 17.
Aside from the initial payment of a premium of $105.2 million for the Call Option, we will not be required to make any cash payments under the Call Options, and will be entitled to receive an amount of cash, generally equal to the amount by which the market price per share of our common stock exceeds the exercise price of the Call Options during the relevant valuation period. The exercise price under the Call Options is initially equal to the conversion price of the Cash Convertible Notes.
The Warrants cover an aggregate of 25.8 million shares of our common stock (subject to anti-dilution adjustments under certain circumstances) and have an initial exercise price of 32.085 per share, subject to customary adjustments. The Warrants expire as follows: Warrants to purchase 15.2 million shares expire over a period of 50 trading days beginning on December 27, 2018 and Warrants to purchase 10.6 million shares expire over a period of 50 trading days beginning on December 29, 2020. The Warrants are European-style (exercisable only upon expiration). The Warrants could have a dilutive effect to the extent that the price of our common stock exceeds the applicable strike price of the Warrants. For each Warrant that is exercised, we will deliver to the holder a number of shares of our common stock equal to the amount by which the settlement price exceeds the exercise price, divided by the settlement price, plus cash in lieu of any fractional shares. We will not receive any proceeds if the Warrants are exercised.
Private Placement
In October 2012, we completed a private placement through the issuance of new senior unsecured notes at a total amount of $400.0 million with a weighted average interest rate of 3.66% (settled on October 16, 2012). The notes were issued in three series: (1) $73.0 million 7-year term due in 2019 (3.19%); (2) $300.0 million 10-year term due in 2022 (3.75%); and (3) $27.0 million 12-year term due in 2024 (3.90%). We paid $2.1 million in debt issue costs which will be amortized through interest expense over the lifetime of the notes. Approximately €170.0 million (approximately $220 million) of proceeds from the notes were used to repay amounts outstanding under our short-term revolving credit facility in 2012. The remainder of the proceeds provides additional resources to support our longer-term business expansion. The note purchase agreement contains certain financial and non-financial covenants, including but not limited to, restrictions on priority indebtedness and the maintenance of certain financial ratios. We were in compliance with these covenants at December 31, 2014. Based on an estimation using the changes in the U.S. Treasury rates, the fair value of these senior notes as of December 31, 2014 was approximately $390.6 million, taking into account that $200.0 million of such notes are the hedged item in the fair value transaction described in Note 13.
2006 Notes
In May 2006, we completed the offering of $300 million of 3.25% Senior Convertible Notes due in 2026 (2006 Notes) through an unconsolidated subsidiary, QIAGEN Euro Finance. The net proceeds of the 2006 Notes were loaned by Euro Finance to consolidated subsidiaries and at December 31, 2013, $300 million is included in long-term debt for the loan amounts payable to Euro Finance. These long-term notes payable to Euro Finance have an effective interest rate of 3.7% and were originally due in December 2014. In 2012, we refinanced the $300 million note with QIAGEN Euro Finance and under the new terms the debt is due in May 2026. Interest was payable semi-annually in May and November. The 2006 Notes were issued at 100% of principal value, and were convertible into 15.0 million common shares at the option of the holders upon the occurrence of certain events, at a price of $20.00 per share, subject to adjustment. QIAGEN N.V. had an agreement with QIAGEN Euro Finance to issue shares to the investors in the event of conversion. This subscription right, along with the related receivable, was recorded at fair value in the equity of QIAGEN N.V. as paid-in capital. In March 2014, we redeemed the $300 million loan payable to Euro Finance and approximately 98% of the subscription right with QIAGEN Euro Finance for $372.5 million, and recognized a loss on the redemption of $4.6 million in other (expense) income, net. Contemporaneously, QIAGEN Euro Finance redeemed the 2006 Notes. During 2014, we issued 0.2 million common shares in exchange for $3.9 million upon the exercise of the remaining subscription rights.
2004 Notes
In August 2004, we completed the sale of $150 million of 1.5% Senior Convertible Notes due in 2024 (2004 Notes), through our unconsolidated subsidiary QIAGEN Finance. The net proceeds of the 2004 Notes were loaned by QIAGEN Finance to consolidated subsidiaries with an effective interest rate of 1.8% at December 31, 2014 and 2013. The 2004 Notes are due in February 2024. Interest is payable semi-annually in February and August. The 2004 Notes were issued at 100% of principal value, and are convertible into 10.1 million common shares at the option of the holders upon the occurrence of certain events at a price of $12.6449 per share, subject to adjustment. QIAGEN N.V. has an agreement with QIAGEN Finance to issue shares to the investors in the event of conversion. This subscription right, along with the related receivable, is recorded at fair value in the equity of QIAGEN N.V. as paid-in capital. In 2014, 1.2 million common shares were issued in connection with the conversions. The 2004 Notes could be redeemed, in whole or in part, at QIAGEN Finance's option at 100% of the principal amount, provided that the actual trading price of our common shares exceeds 120% of the conversion price for twenty consecutive trading days. In addition, the holders of the 2004 Notes could require QIAGEN Finance to repurchase all or a portion of the outstanding 2004 Notes for 100% of the principal amount, plus accrued interest, on August 18, 2019. As of December 31, 2014, $130.5 million is included in short-term debt for the loan amounts payable to QIAGEN Finance, with a maturity date of February 2024 but is due on demand in connection with conversions. Based on an estimation using available over-the-counter market information on the convertible bond issued by QIAGEN Finance, the fair value of the 2004 Notes at December 31, 2014 was $242.1 million. As of December 31, 2014, we have reserved 10.1 million common shares for issuance in the event of conversion of the 2004 Notes. In January 2015, we repaid the $130.5 million loan to QIAGEN Finance and repurchased the warrant agreement with QIAGEN Finance.
We believe that funds from operations, existing cash and cash equivalents, and availability of financing facilities as needed, will be sufficient to fund our debt repayment obligations as they come due in the next twelve months.